Fees Summary	Aug. 28, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0.00
Total Fee Amount	225,615.04
Total Transaction Valuation	1,473,644,888.00
Total Offset Amount	0.00
Net Fee	$ 225,615.04